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                                                                   EXHIBIT 10.31



                   SECOND AMENDMENT TO OFFICE LEASE AGREEMENT

         THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT (this "Second Amendment") is made and entered into this 30th day of April, 1998 (the "Effective Date"), between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and XYBERNAUT CORPORATION, a Delaware corporation, formerly known as Computer Products and Services, Inc. ("Tenant"), with reference to the following:

                                    RECITALS

         A. Pursuant to the terms of that certain Office Lease Agreement dated November 1, 1994 (the "Original Lease"), as amended by that certain First Amendment to Office Lease Agreement dated July 1, 1997 (the "First Amendment") (the Original Lease and First Amendment are hereinafter collectively referred to as the "Lease"), by and between Landlord and Tenant, Landlord has leased to Tenant certain premises, more particularly described therein. All capitalized terms used in this Second Amendment shall, unless defined herein, have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend certain terms and provisions of the Lease.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. As of midnight on the Effective Date, Landlord and Tenant shall reduce the size of the Premises by 2,283 square feet by removing that certain portion of the Premises on the fourth (4th) floor of the Building (the "Released Premises") as the same is more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof.

         2. Tenant shall vacate the Released Premises as of the Effective Date and shall leave the Released Premises in a broom clean condition. From and after the Effective Date, Landlord and Tenant will be relieved and released from any liability to the other arising under the Lease after the Effective Date as the same relates solely to the Released Premises. Notwithstanding the foregoing sentence, Tenant specifically acknowledges that (i) Tenant shall not be released from and shall remain liable to Landlord for all Rent accruing under the Lease prior to the Effective Date and (ii) Landlord reserves all rights and remedies under the Lease for the non-payment of such Rent.

         3. From and after the Effective Date, the following terms shall have the following meanings:

                 (a)      Premises:     7,276 rentable square feet located on
the first (1st) and fifth (5th) floors of the Building as the same is more particularly shown on Exhibit "B" attached hereto and made a part hereof.

                 (b)      Tenant's Proportionate Share: 2.92%





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         4.      Except as expressly modified by this Second Amendment, the
Lease remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.


                             LANDLORD:
                             --------

                             HYATT PLAZA LIMITED PARTNERSHIP
                             a Virginia limited partnership


                             By:     FAIR LAKES HYATT LIMITED
                                     PARTNERSHIP, a Virginia limited
                                     partnership, its general partner

                             By: Fair Lakes of Virginia, Inc., a Virginia corporation, its general partner


                             By:         /s/ JAMES W. TODD
                                     -----------------------------------
                             Name:       James W. Todd
                                     -----------------------------------
                             Title:      VICE PRESIDENT
                                     -----------------------------------


                             TENANT:
                             ------

                             XYBERNAUT CORPORATION, formerly known as
                             Computer Products and Services, Inc.
                             a Delaware corporation


                             By:           /s/ ED NEWMAN
                                     -----------------------------------
                             Name:         ED NEWMAN
                                     -----------------------------------
                             Title:        PRESIDENT
                                     -----------------------------------






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                                                                      EXHIBIT A




                          [MAP OF HYATT PLAZA FLOOR 4]
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                                                                      EXHIBIT B





                          [MAP OF HYATT PLAZA FLOOR 1]
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                                                                      EXHIBIT B





                          [MAP OF HYATT PLAZA FLOOR 5]